                                                                   EXHIBIT 10.34

            [ "..." indicates material has been omitted pursuant to a Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                                      EntreMed-Covance Agreement

                       BIOPROCESSING SERVICES AGREEMENT

This manufacturing services agreement dated this 7th day of July 1999 (the "Agreement") between EntreMed, Inc. a Delaware corporation ("Sponsor") having its principal place of business at 9640 Medical Center Drive, Rockville, MD 20850 and Covance Biotechnology Services Inc., a Delaware Corporation ("CBSI"), having its principal place of business at 6051 George Watts Hill Drive, P. O. Box 13865, Research Triangle Park, NC 27709-3865.

WITNESSETH
WHEREAS, CBSI provides a full range of bioprocessing services to the biopharmaceutical industry, including process development, fermentation, cell culture, separation/purification, bioanalytical chemistry, quality control, quality assurance, and regulatory affairs.

WHEREAS, sponsor desires CBSI to perform services in accordance with the terms of this Agreement and the Scope of Work (as hereinafter defined) related to the production of the material known as Angiostatin(TM) (the "Product") and CBSI desires to perform such services.

NOW, THEREFORE, in consideration of the above statements and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:


Section 1.
SCOPE OF WORK
a) A detailed Scope of Work document ("Scope") to be provided by Sponsor or prepared by CBSI under Sponsor's direction and approved by Sponsor will be attached to this agreement as Appendix 1. CBSI will perform the service or services ("Program") for Sponsor in accordance with the Scope. The Scope will specify the program design, information desired, estimated duration of the Program, and all other matters pertinent to completion of the Program, and will be deemed a part of this Agreement and is incorporated herein by reference.

b) CBSI will, at Sponsor's request, consult with Sponsor in developing the Program design in a manner consistent with current regulatory guidelines. However, CBSI does not warrant that the Product will be safe or efficacious or that the CMC section prepared as result of performing the Program will satisfy all the requirements of any regulatory agencies at the time of submission.

c) CBSI's performance of the work will be based on technical information provided by or for the Sponsor. This information will be translated into development and/or manufacturing documents (development plans, batch records, specifications, etc.) which will be reviewed and approved by the Sponsor. These documents will form the basis upon which the work will be performed.


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                                                      EntreMed-Covance Agreement


Section 2.
PROGRAM PERFORMANCE
CBSI shall use commercially reasonable efforts to provide facilities, supplies, and staff necessary to complete the Program as provided in the Scope, as it may be modified as provided herein, and in accordance with the terms of this Agreement. In the event of any conflict between the Scope/Program and this Agreement, the terms of this Agreement shall control.

CBSI will appoint a CBSI representative (the "Program Manager") to be responsible for the completion of the Program by CBSI. The Program Manager will coordinate performance of the Program with a representative designated by Sponsor (the "Sponsor Representative"), which representative shall have responsibility over all matters relating to performance of the Program on behalf of Sponsor. Unless otherwise agreed in the Scope, all communications between CBSI and the Sponsor regarding the conduct of the Program pursuant to the Scope shall be addressed to or routed through the Program Manager and Sponsor Representative, directly. CBSI may, at its option, substitute the Program Manager during the course of the program.

Section 3.
PROGRAM MATERIALS
a) Sponsor will provide CBSI with sufficient amounts of raw materials or other substances with which to perform the Program as specified in the Scope, (the "Materials"), as well as all documentation and such other data as may be available to apprise CBSI of the stability of the Materials, process characteristics, proper storage, manufacturing and safety requirements. Sponsor will also provide CBSI with all necessary information to effect the reliable transfer of the process from the Sponsor to CBSI.

b) Upon completion of the Program, any remaining samples of the Materials or other substances provided to CBSI will be returned to Sponsor, at Sponsor's option and/or retained by CBSI in compliance with regulatory requirements.

Section 4.
COMPLIANCE WITH GOVERNMENT REGULATIONS
a) CBSI will perform the Program in accordance with the Scope, and the current state of the Food and Drug Administration's current Good Manufacturing Practices (cGMP's) when appropriate to do so. Subject to paragraph b. of Section 4 below, CBSI will also comply in all material respects with all applicable government regulatory requirements concerning current Good Manufacturing Practices appropriate to the Program.

b) Should such government regulatory requirements be changed, CBSI will make every reasonable effort to satisfy the new requirements. In the event that compliance with such new regulatory requirements necessitates a change in the Scope for the Program, CBSI


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                                                      EntreMed-Covance Agreement


      will submit to Sponsor a revised technical and cost proposal for Sponsor's acceptance prior to making any changes in the Scope or the Program.

c) In the event of a conflict in government regulations, Sponsor will designate, in writing, which regulations shall be followed by CBSI in its performance of the Program.

Section 5.
FACILITY VISITS
Sponsor's representatives may visit CBSI's facility at appropriate times consistent with the Program to observe the progress of the Program. CBSI will assist Sponsor in scheduling such visits which will be in compliance with requirement to protect confidentiality of other clients.

Section 6.
COMPENSATION
a)    The estimated budget for the Program is as provided in the Scope (Appendix
      1). Such budget is subject to adjustment if (1) Sponsor executes this Agreement later than 30 days after the date CBSI has executed this Agreement and (2) the Materials or other data or information required to conduct the Program is supplied or provided more than 30 days after the date CBSI has executed this Agreement.

b) Sponsor shall make payments as defined in the Payment Schedule included in Appendix 1. A "..." fee equal to "..." will be added to "...". The "..." fee will be waived on "...". "..." charges, such as for "...", will be invoiced "...". Payments are due 30 days from the date of invoice. Late payments are subject to an interest charge of "...". Any payments that are greater than 90 days past due constitute a breach of this Agreement unless there is a dispute relative to such payments which has not yet been resolved pursuant to Section 14.

c)    In the event that "...", "..." shall "..." for "..." at the rate of "...".

Section 7.
CHANGE ORDERS
a) The estimated budget for the Program specified in Section 6 of this Agreement and the individual budget components and time estimates specified in the Scope are subject to a number of general and program specific assumptions. The program specific assumptions relate to the Program design and objectives, manpower requirements, timing, capital expenditure requirements, if any, and other matters relating to the completion of the Program as set forth in the Scope (the "Program Assumptions"). CBSI also assumes that the Sponsor will cooperate and perform its obligations under the Agreement and Scope in a timely manner, that no event outside the control of CBSI will occur, including, without limitation, the events described in Section 17, and that there are no material changes to any applicable laws, rules or regulations which effect the Program (the foregoing assumptions together with the Program Assumptions, collectively, the "Assumptions")


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                                                      EntreMed-Covance Agreement


      In the event that any of the Assumptions require modification or the Program objectives cannot be achieved based on the Assumptions (each being, a "Modification") then the Scope may be amended as provided in paragraph b) of this Section 7.

b) In the event a Modification is identified by the Sponsor or by CBSI, the identifying party shall notify the other party as soon as is reasonably possible. CBSI shall provide Sponsor with a Change Order containing an estimate of the required Modifications to the Program budget and timeline specified in the Scope within 20 business days of receiving such notice. Sponsor shall use best efforts to respond in writing to such Change Order promptly. If Sponsor does not approve such Change Order and has not terminated the Program but wants the Program to be modified to take into account the Modification, then Sponsor and CBSI shall use best efforts to agree on a Change Order that is mutually acceptable. If practicable, CBSI shall continue work on the Program during any such negotiations, but shall not commence work with respect to the Change Order unless authorized in writing.

Section 8.
CONFIDENTIAL INFORMATION/LEGAL PROCEEDINGS
a) CBSI will not disclose, without Sponsor's written permission, any information pertaining to Sponsor's Program unless such disclosure: 1) is to an affiliate of CBSI who is under a similar obligation to keep such information confidential; 2) is or becomes publicly available through no fault of CBSI; 3) is disclosed by a third party entitled to disclose it;
      4) is already known to CBSI as shown by its prior written records; or 5) is required by any law, rule, regulation, order decision, decree, subpoena or other legal process to be disclosed. If such disclosure is requested by legal process, CBSI will make all reasonable efforts to notify Sponsor of this request promptly prior to any disclosure to permit Sponsor to oppose such disclosure by appropriate legal action.

b) CBSI will not transfer any materials without Sponsor's written permission to any third party unless such transfer is to an affiliate bound by the terms herein and is consistent with the Program.

c) If CBSI shall be obliged to provide testimony or records regarding any Sponsor Program in any legal or administrative proceeding, then Sponsor shall reimburse CBSI its out-of-pocket costs therefore plus an hourly fee for its employees or representatives equal to the internal fully burdened costs to CBSI of such employee or representative.

Section 9.
WORK PRODUCT
a) All work outputs (e.g. reports) will be prepared on CBSI's standard format unless otherwise specified in the Scope.

b) Sponsor will have title to all Materials, raw data, documentation, records, protocols, specimens and other reports generated as a result of this Program. All such written


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                                                      EntreMed-Covance Agreement



      materials will be archived by CBSI for a period of five years following completion of the Program unless otherwise defined by the Program or required by applicable laws or regulations. Five years after completion of the Program, all of the aforementioned materials will be sent to the Sponsor and a reasonable return fee will be charged. The Sponsor may elect to have the materials retained in the CBSI Archives for an additional period of time at a reasonable additional cost. If the Sponsor chooses to have CBSI dispose of the materials, a reasonable disposal fee will be charged. CBSI will continue to retain such documentation and materials as required by regulations and as may be required by law, pertaining to such activities as well as for archival purposes.

Section 10.
INVENTIONS, PATENTS, AND RESULTS OF THE PROGRAM

Any product or product improvement inventions or discoveries, including new uses for product and related patent rights which arise as a result of the work performed by CBSI will be owned by and assigned to Sponsor and CBSI will cooperate with Sponsor in perfecting Sponsor's interest in such intellectual property. Any process or process improvement inventions or discoveries made solely by CBSI which arise as a result of the work performed by CBSI and related patent rights will be owned by CBSI. Any such process or process improvement inventions or discoveries and related patent rights which are made jointly by the parties shall be owned jointly by the parties. With respect to any invention or discovery not owned by Sponsor as set forth above, CBSI hereby grants to Sponsor an exclusive, royalty-free, paid up, perpetual, worldwide, sublicensable license in the field of Anti-Angiogenesis under CBSI's sole and joint inventions and related patent rights arising as a result of the work performed by CBSI hereunder in order to make, have made, use, import, sell or offer to sell Product.


Section 11.
INDEPENDENT CONTRACTOR
CBSI shall perform the Program as an independent contractor of Sponsor and shall have complete and exclusive control over its facilities, equipment, employees and agents. Nothing in this agreement or other arrangements for which it is made shall constitute CBSI, or anyone furnished or used by CBSI in the performance of the services, as employee, joint venture, partner, or servant of Sponsor.

Section 12.
INSURANCE
CBSI shall secure and maintain in full force and effect throughout the performance of the Program policies of insurance for (a) Workmen's Compensation,
(b) General Liability, (c) Automobile Liability, and (d) Professional Liability having policy limits, deductibles and other terms appropriate to the conduct of CBSI's business in CBSI's sole and exclusive judgment. Certificates evidencing such insurance will be made available for examination upon request of the Sponsor.



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                                                      EntreMed-Covance Agreement


Section 13.
DEFAULT
a) If CBSI is in default of its material obligations under this Agreement, then Sponsor shall promptly notify CBSI in writing of any such default. CBSI shall have a period of 45 days from the date of receipt of such notice within which to cure such default; provided that if such default renders the Program invalid, then CBSI, shall, at Sponsor's option, either
      (1) repeat the Program at its cost within a time period mutually agreed to by it and Sponsor or (2) refund the contract price paid by Sponsor. If CBSI shall fail to cure such default within the specified cure period or repeat the Program, as the case may be, then this Agreement shall, at Sponsor's option, immediately terminate. In the event of such termination, Sponsor's sole remedy shall be, in the case where such default has not rendered the Program invalid, a reduction in the total contract price for the Program in an amount equal to the difference between (1) the total contract price for the Program and (2) the value of the work properly performed, and, in the case where such default does render the Program invalid, a refund of the contract price; provided however that under no circumstance shall CBSI be liable to Sponsor in an amount that, in aggregate exceeds, the contract price paid for such Program. In the event that any said default is directly attributable to the grossly negligent acts or omissions of CBSI, the limitation of remedies set forth in this section 13 (a) shall not apply.

b) If Sponsor is in default of its material obligations under this Agreement, CBSI shall promptly notify Sponsor in writing of any such default. Sponsor shall have a period of 45 days from the date of receipt of such notice within which to cure such default; provided that if Sponsor fails to cure such breach within the specified cure period, this Agreement shall, at CBSI's option, immediately terminate.

c) Not withstanding anything herein to the contrary, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE ENTITLED TO INCIDENTAL, INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES ARISING IN CONNECTION WITH THE DEFAULT OR BREACH OF ANY OBLIGATION OF THE OTHER PARTY UNDER THIS AGREEMENT, THE SCOPE OR ANY DOCUMENTS OR APPENDICES RELATED THERETO.

Section 14.
DISPUTE RESOLUTION
a) In the event any dispute shall arise between the Sponsor and CBSI with respect to any of the terms and conditions of this Agreement or the Protocol; then senior executives of the Sponsor and CBSI shall meet as promptly as practicable after notice of such dispute to resolve in good faith such dispute.


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                                                      EntreMed-Covance Agreement



b) If the Sponsor and CBSI are unable to satisfactorily resolve the dispute, then such dispute shall be finally settled by an arbitrator in accordance with this Section 14. The arbitration will be held in or around Raleigh, North Carolina, and except as noted below, shall be conducted in accordance with the rules of the American Arbitration Association by two arbitrators appointed, one by each party. If the arbitrators appointed cannot agree on the resolution of the dispute within sixty (60) days after the dispute is submitted to them, they shall thereupon appoint a third arbitrator, and if they fail to agree upon a third arbitrator within 30 days after a deadlock is declared by either arbitrator, a third arbitrator will be appointed by the American Arbitration Association upon the request of either arbitrator. The arbitrators shall have no authority to award consequential, punitive or exemplary damages or to vary from or ignore the terms of this Agreement and shall be bound by controlling law. Finally, the parties may seek judicial intervention for emergency relief, such as restraining orders and injunctions where appropriate.

      Any decision by the third arbitrator and either one of the other arbitrators shall be binding upon the parties and may be entered as final judgment in any court having jurisdiction. The cost of any arbitration proceeding shall be borne by the parties as the arbitrators shall determine if the parties have not otherwise agreed. The arbitrators shall render their final decision in writing to the parties.

Section 15.
INDEMNIFICATION

a) CBSI shall indemnify Sponsor and its affiliates and their respective officers, directors and employees from any loss, cost, damage or expense (a "Loss") from any lawsuit, action, claim, demand, assessment or proceeding (a "Claim") for personal injury to Program participants or personal injury to any employee of Sponsor or property damage arising or occurring during the conduct of the Program as a result of (i) CBSI's negligence, gross negligence or intentional misconduct or inaction, or
      (ii) CBSI's violation, non-compliance or non-performance of any terms of this Agreement; provided that if such Loss or Claim arises in whole or in part from Sponsor's negligence, gross negligence or intentional misconduct or inaction, then the amount of the Loss that CBSI shall indemnify Sponsor for pursuant to this Section 15 shall be reduced by an amount in proportion to the percentage of Sponsor's responsibilities for such Loss determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the parties.

b) Sponsor shall indemnify CBSI and its affiliates and their respective officers, directors, employees and agents (the "CBSI Group") from any Claim or Loss arising from or related to (i) personal injury to a participant in the Program or personal injury to any employee of the CBSI Group directly or indirectly caused by the raw material, Product, intermediates or the Program, (ii) CBSI's performance of or involvement with the raw material, the Product or its obligations under this Agreement or the Scope related thereto,


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      (iii) CBSI's performance of the Program violating or infringing on the patents, trademarks, tradenames, servicemarks or copyrights of any third party with respect to Product and the process to manufacture Product, Product intermediates, or raw materials relating to Product, (iv) the harmful or otherwise unsafe effect of the raw materials or Product, including, without limitation, a Claim based upon Sponsor or any other person's use, consumption, sale, distribution or marketing of any substance, including the raw material or the Product, (v) the negligence, gross negligence or intentional misconduct or inaction of Sponsor in the performance of its obligations under this Agreement or Scope related to the Program, or (vi) the Sponsor's violation, non-compliance or non-performance of any of the terms of this Agreement; provided that if such Loss or Claim (other than a Loss or Claim described in clause (iv) hereof) arises in whole or in part from CBSI's negligence, gross negligence or intentional misconduct or inaction, then the amount of such Loss that Sponsor shall indemnify the CBSI Group for pursuant to this
      Section 15 shall be reduced by an amount in proportion to the percentage of CBSI's responsibilities for such Loss as determined by a court of competent jurisdiction in a final and non-appealable decision or in a binding settlement between the parties. Sponsor shall not indemnify the CBSI Group from any Loss from any claim described in clause (iv) hereof arising solely from the willful misconduct or inaction of CBSI.

c) Upon receipt of notice of any Claim which may give rise to a right of indemnity from the other party hereto, the party seeking indemnification (the "Indemnified Party") shall give written notice thereof to the other party, (the "Indemnifying Party") with a Claim for indemnity. Such Claim for indemnity shall indicate the nature of the Claim and the basis therefore. Promptly after a claim is made for which the Indemnified Party seeks indemnity, the Indemnified Party shall permit the Indemnifying Party, at its option and expense, to assume the complete defense of such Claim, provided that (i) the Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense,
      (ii) the Indemnifying Party will conduct the defense of any such Claim with due regard for the business interests and potential related liabilities of the Indemnified Party and (iii) the Indemnifying Party will, prior to making any settlement, consult with the Indemnified Party as to the terms of such settlement. The Indemnified Party shall have the right, at its election, to release and hold harmless the Indemnifying Party from its obligations hereunder with respect to such Claim and assume the complete defense of the same in return for payment by the Indemnifying Party to the Indemnified Party of the amount of the Indemnifying Party's settlement offer. The Indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect thereof. After notice to the Indemnified Party of the Indemnifying Party's election to assume the defense of such Claim, the Indemnifying Party shall be liable to the Indemnified Party for such legal or other reasonable expenses subsequently incurred by the Indemnified Party in connection with the defense thereof at the request of the Indemnifying Party. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense,



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      the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense at the Indemnifying Party's own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party.

Section 16.
REPRESENTATION
Sponsor hereby represents and warrants to CBSI that it has legal title and/or a valid license to the raw material, expression systems and process patents and the Product and that, to the best of its knowledge, CBSI's performance of the Program will not violate or infringe on the patents, trademarks, tradenames, servicemarks or copyrights of any third party.

Section 17.
FORCE MAJEURE
Either party shall be excused from performing its respective obligations under this Agreement if its performance is delayed or prevented by any event beyond such party's reasonable control, including, but not limited to, acts of God, fire, explosion, weather, disease, war, insurrection, civil strife, riots, government action, or power failure, provided that such performance shall be excused only to the extent of and during such disability. Any time specified for completion of performance in the Scope falling due during or subsequent to the occurrence of any or such events shall be automatically extended for a period of time to recover from such disability. CBSI will promptly notify Sponsor if, by reason of any of the events referred to herein, CBSI is unable to meet any such time for performance specified in the Scope. If any part of the Program is invalid as a result of such disability, CBSI will, upon written request from Sponsor, but at Sponsor's sole cost and expense, repeat that part of the Program affected by the disability. If CBSI is likely to be unable to perform for a period in excess of 60 days then the parties agree to negotiate in good faith a mutually satisfactory approach to resolve the delay resulting from this paragraph. If the parties cannot reach a mutually satisfactory approach within 60 days, then Sponsor shall be entitled to terminate this Agreement without payment of liquidated damages (Section 20).

Section 18.
ALLOCATION OF RESOURCES
If delays in the agreed commencement or performance of the Program occur because of the Sponsor's inability to supply CBSI with agreed Materials or any information required to begin or perform the Program within 30 days of such agreed time, CBSI may reallocate resources being held for performance of the Program without incurring liability to Sponsor.

Section 19.
USE OF NAMES
Neither party shall use the name of the other party or the names of the employees of the other party in any advertising or sales promotional material or in any publication without prior


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written permission of such party, except Sponsor may, as required by law or regulatory requirements, disclose that CBSI has performed the Program.

Section 20.
TERMINATION BY SPONSOR
a) Sponsor may at any time terminate the Program prior to completion by giving 45 days written notice to CBSI. In such event CBSI shall comply with such notice to terminate work on the Program and use its best efforts to reduce cost to Sponsor, and Sponsor shall pay CBSI upon receipt of CBSI's invoice all of its costs incurred or irrevocably obligated.

c) The termination of this Agreement for any reason shall not relieve either party of its obligation to the other for obligations in respect of (i) confidentiality of information, (ii) consents for advertising purposes and publications, (iii) indemnification and, (iv) compensation for services performed.

Section 21.
ASSIGNMENT
This Agreement shall not be assigned in whole or in part by either party without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed except Sponsor may assign without consent in the event of a merger, acquisition, or transfer of all of its assets related to this Agreement. Any attempt to assign this Agreement without such consent, where required, shall be void and of no effect subject to the limitations on assignment herein. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

Section 22.
NOTICE
All notices to be given as required in the Agreement shall be in writing and shall be delivered personally, sent by telecopies, or mailed either by a reputable overnight carrier or first class mail, postage prepaid to the parties at the addresses set forth above or such other addresses as the parties may designate in writing. Such notice shall be effective on the date sent, if delivered personally or sent by telecopier, the date after delivery if sent by overnight carrier and on the date received if mailed first class.

Section 23.
CHOICE OF LAW
This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to choice of law principles.

Section 24.
WAIVER/SEVERABILITY
No waiver of any provision of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or be construed as a further or continuing waiver of


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any such provision, or of any other provision or condition of this Agreement. If any provisions hereof shall be determined to be invalid or unenforceable, the validity and effect of the other provisions of this Agreement shall not be effected thereby.

Section 25.
ENTIRE AGREEMENT;  MODIFICATION/COUNTERPARTS
This instrument, the Confidential Disclosure Agreement with an effective date of 31 March 1998, and the Scope set forth the entire Agreement between the parties hereto with respect to the performance of the Program by CBSI for Sponsor and as such, supersedes all prior and contemporaneous negotiations, agreements, representations, understandings, and commitments with respect thereto and shall take precedence over all terms, conditions and provisions on any purchase order form or form of order acknowledgment or other document purporting to address the same subject matter. This Agreement shall not be waived, released, discharged, changed or modified in any manner except by an instrument signed by the duly authorized officers of each of the partied hereto, which instrument shall make specific reference to this Agreement and shall express the plan or intention to modify same. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

This Agreement becomes effective and binding on both parties on and as of the last date that the parties hereto have executed this Agreement. Should terms contained herein be at variance with the terms and conditions specified in Sponsor's written acceptance, then the terms and conditions contained herein take precedence.

ENTREMED, INC.                                   COVANCE BIOTECHNOLOGY SERVICES INC.

By:         /s/  JOHN W. HOLADAY                 By:         /s/  JOHN R. BROWN
            -----------------------                          ----------------------------------

Name:       John W. Holaday                      Name:       John R. Brown
            -----------------------                          ----------------------------------

Title:      Chairman & CEO                       Title:      President & CEO
            -----------------------                          ----------------------------------

Date:       July 7, 1999                         Date:       July 7th, 1999
            -----------------------                          ----------------------------------

07/07/99                                                          Page 11 of 11

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     Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   APPENDIX 1


                                SCOPE OF WORK FOR
                                 PRODUCTION OF
                               ANIMAL TOXICOLOGY
                                    AND cGMP
                                  ANGIOSTATIN




     PREPARED FOR:   ENTREMED, INC.
     PREPARED BY:    COVANCE BIOTECHNOLOGY SERVICES INC.
     DATED:          JULY 7, 1999




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                                   APPENDIX 1



TABLE OF CONTENTS


THE ANGIOSTATIN PROJECT AND OBJECTIVES                                                                  4
            Understanding of the Angiostatin Project                                                    4
            Objectives of the Angiostatin Program                                                       4
PROGRAM ASSUMPTIONS                                                                                     7
ANGIOSTATIN DEVELOPMENT ACTIVITIES                                                                      8
            Plan of Action                                                                              8
            Financial Summary                                                                          11
ANGIOSTATIN MANUFACTURING RELATED ACTIVITIES                                                           12
            Technology Transfer                                                                        12
            Cell Banking and Testing                                                                   13
            Pre-Production Activities                                                                  14
            Large Scale "..." Demonstration Runs                                                       15
            Assay Qualification                                                                        16
            cGMP Stability Studies                                                                     17
            Regulatory Support Services                                                                18
            Project Management                                                                         19
            Fill/Finish of Toxicology Material                                                         19
            Financial Summary for Fixed Price Components of Angiostatin
            Manufacturing-Related Activities                                                           21



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                                   APPENDIX 1


ANGIOSTATIN LARGE SCALE PRODUCTION OF "..."                                                            22
            Toxicology Material Manufacturing                                                          22
            Clinical Trial Material Manufacturing                                                      24
            Quality Function                                                                           25
            Financial Summary for Angiostatin Manufacturing                                            26
ESTIMATED PAYMENT SCHEDULE                                                                             28
ACCEPTANCE SIGNATURE                                                                                   28





                                    3 of 27
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                                   APPENDIX 1




THE ANGIOSTATIN PROJECT AND OBJECTIVES


            UNDERSTANDING OF THE ANGIOSTATIN PROJECT

                  - The product is Angiostatin, a protein consisting of "..."

                  -     molecule is expressed in "..."

                  -     production clone has been selected (Clone # "...")

                  - cell lines have been received at CBSI and have been released for evaluation

                  -     fermentation process is not established at the "..."
                        scale

                  -     recovery process is not established at the "..." scale

                  -     purification process is not established at the "..."
                        scale

                  -     analytical methods are not established at CBSI

                  -     stability data is not available

                  -     product specifications are not established

                  -     productivity is not established

                  - "..." of Angiostatin are required for use in toxicology studies

                  -     toxicology material will be vialed at CBSI

                  - "..." of Angiostatin are required for use in clinical trials

                  -     IND for Phase I clinical trials is targeted to be filed
                        "..."


            OBJECTIVES FOR THE ANGIOSTATIN PROGRAM

                  CBSI recognizes the following objectives for the Angiostatin program and will make all reasonable efforts to meet the EntreMed's timelines.

                  - Provide process development services for fermentation, purification, formulation and analytical protein chemistry (reference pages 8-11).

                  - Manufacture and vial "..." of Angiostatin for "..." by "...".

                  - Manufacture and vial "..." of Angiostatin for "..." by "...".


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                                   APPENDIX 1

               -     Manufacture "..." of "..." Angiostatin for "..." by
                     "...".

               -     Manufacture "..." of "..." Angiostatin for "..." by
                     "...".

               - Support EntreMed's regulatory strategy by preparing a draft CMC section for a Phase I IND filing. EntreMed's targeted date for IND filing for Phase I clinical trials is "...".


               Note: When manufacturing clinical material, CBSI will follow current Good Manufacturing Practices. CBSI will manufacture utilizing in process control tests to meet the specifications for purity, identity and safety. CBSI does not warrant that the material produced under cGMP will be biologically active.

               -----------------------------------------------------------------
               "...".
               -----------------------------------------------------------------


               For the Angiostatin program, CBSI will:

                  - Attempt to reproduce and scale up fermentation, recovery and purification processes to manufacture Angiostatin based on information from EntreMed. Perform development work as necessary

                  - Transfer/Develop methodology and qualify assays for in-process control (IPC), for release testing of Angiostatin and for use in support of stability testing

                  -     Prepare "..."

                  - Perform runs at the "..."(1) scale to determine reproducibility, stability and robustness of the developed fermentation, recovery and purification processes

                  - Perform runs at the "..."(2) scale to test scalability of the process

                  - Perform pre-production activities in preparation for cGMP manufacturing including procurement, testing and release of raw materials, preparation of cGMP documentation, and equipment and facility set-up

                  - Perform "..."at the "..."(3) scale and perform subsequent recovery and purification to demonstrate feasibility of the process at large scale

                  - Perform toxicology lot production at the "..." scale and subsequent purification to produce a total of "..." of Angiostatin (number of runs to be determined)


-----------------------------------

                  (1) "..." working volume

                  (2) "..." working volume

                  (3) "..." working volume


                                    5 of 27
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                                   APPENDIX 1

                  - Perform sufficient number of clinical runs at the "..." scale and perform subsequent recovery and purification to obtain "..." of cGMP Angiostatin

                  -     Perform fill/finish activities for toxicology material

                  - Perform Quality Control testing and Quality Assurance activities in support of release of bulk-filled Phase I Angiostatin

                  - Provide manufacturing and QC/QA reports in support of the CMC section of the Phase I IND filing for Angiostatin targeted for "...".





                                    6 of 27
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                                   APPENDIX 1



PROGRAM ASSUMPTIONS

Program assumptions are listed to provide a framework by which the Program may proceed. If these assumptions prove to be incorrect, then alternative approaches will need to be considered to achieve the stated deliverables.

1. The Angiostatin process will require "..." for fermentation and "..." for recovery and purification (per "..." process).

2.    All technology transfer performs as represented by EntreMed.

3. For Angiostatin, "..." will be sufficient to ensure process operation and reproducibility.

4.    Price and timelines assume "...".

5.    At large-scale, "...". Starting on "...".

6. Angiostatin delivery dates are of critical importance to EntreMed. The program will be managed to maximize the likelihood of achieving Angiostatin delivery on or before the required dates. Process development activities will continue "..." to support large-scale manufacturing and to optimize/improve the manufacturing process prior to transfer of the process to manufacturing. Continuing process development will be in parallel with manufacturing; any improvements in the manufacturing process that are discovered by this parallel development work will be incorporated into the manufacturing process when practicable within the constraints of a cGMP environment.



                                    7 of 27
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                                   APPENDIX 1


ANGIOSTATIN DEVELOPMENT ACTIVITIES

            PLAN OF ACTION

            The objective of this activity is to develop a scaleable and cGMP compatible process that yields Angiostatin of appropriate quality for toxicology studies and clinical trials.

            - Attempt to reproduce and scale up a fermentation process for Angiostatin with reference to the existing CBSI process for Endostatin. Perform additional development work as necessary.

            - Attempt to reproduce and scale up a recovery process for Angiostatin with reference to the existing CBSI process for Endostatin. Perform additional development work as necessary.

            - Attempt to reproduce and scale up a purification process for Angiostatin with reference to the existing CBSI process for Endostatin. Perform additional development work as necessary.

            - Transfer/Develop methods to assess identity, purity, concentration and product-related contaminants.

            CBSI will conduct appropriate Process Development efforts to specify both fermentation and purification yields and control production of the various species of Angiostatin.

            These process development efforts include some or all activities described on the following pages.



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                                   APPENDIX 1




-------------------------------------------------------------------------------------------------------------------------------
                         FERMENTATION PD ACTIVITY                  ESTIMATED        ESTIMATED         ESTIMATED
                                                                    NO. OF           NO. OF           FTE-WEEKS
                                                                   PERSONS            WEEKS
-------------------------------------------------------------------------------------------------------------------------------
"..."                                                              "..."             "..."              "..."
-------------------------------------------------------------------------------------------------------------------------------
"..."                                                              "..."             "..."              "..."
-------------------------------------------------------------------------------------------------------------------------------
"..."                                                              "..."             "..."              "..."
-------------------------------------------------------------------------------------------------------------------------------
TOTAL FTE-WEEKS NEEDED                                                                                  "..."
-------------------------------------------------------------------------------------------------------------------------------




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                                   APPENDIX 1





--------------------------------------------------------------------------------------------------------------
PURIFICATION PD ACTIVITY                             ESTIMATED          ESTIMATED           ESTIMATED
                                                     NO. OF             NO. OF              TOTAL
                                                     PERSONS            WEEKS               FTE-WEEKS
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
TOTAL FTE-WEEKS NEEDED                                                                      "..."
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
ANALYTICAL PD ACTIVITY                               ESTIMATED          ESTIMATED           ESTIMATED
                                                     NO. OF             NO. OF              TOTAL
                                                     PERSONS            WEEKS               FTE-WEEKS
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
TOTAL FTE-WEEKS NEEDED                                                                      "..."
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
FORMULATION PD ACTIVITY                              ESTIMATED          ESTIMATED           ESTIMATED
                                                     NO. OF             NO. OF              TOTAL
                                                     PERSONS            WEEKS               FTE-WEEKS
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
"..."                                                "..."              "..."               "..."
--------------------------------------------------------------------------------------------------------------
TOTAL FTE-WEEKS NEEDED                                                                      "..."
--------------------------------------------------------------------------------------------------------------

     FINANCIAL SUMMARY

     -    "..."





                                    10 of 27
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                                   APPENDIX 1


ANGIOSTATIN MANUFACTURING RELATED ACTIVITIES

            TECHNOLOGY TRANSFER

            The objective of this activity is to transfer from EntreMed to CBSI existing methodology and process information to obtain a complete understanding of the process as it currently exists.

                TECHNOLOGY TRANSFER includes the following activities:

                  - EntreMed will transfer existing methods and technical information from the "..." and "..." regarding the fermentation and purification processes and analytical techniques for quantifying Angiostatin

                  - CBSI will verify raw materials and purchase long lead time materials

                  - CBSI will verify equipment requirements and purchase long lead time items, if any

                  - CBSI will identify any facility or equipment engineering issues related to large-scale manufacture

                  - CBSI will outline the manufacturing plan that includes identifying technical issues with the facility, scheduling of the facility, and development of detailed timelines for specific production activities, including changeover

            Price

             "..."



                                    11 of 27
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                                   APPENDIX 1


CELL BANKING AND TESTING

The objective of this activity is to generate and test a cGMP Master Cell Bank
(MCB) from a research cell bank and generate and test a Manufacturer's Working Cell Bank (MWCB) from the MCB.

a) CBSI will receive vials of the "..." following confirmation of purity and non-host contamination by "...". "..." must be "..." prior to receipt of cells.

b) CBSI will develop specifications for all raw materials based on information provided by EntreMed. CBSI will order and release raw materials according to CBSI Standard Operating Procedures.

c) CBSI will generate batch records for the cell bank production activities. EntreMed will review and approve all batch records prior to cell bank production.

d) CBSI will produce a "..." vial MCB and a "..." vial MWCB from a MCB vial. CBSI Quality Group will provide support for batch record review and approval, raw material release and environmental monitoring.

e) CBSI will provide temporary storage for cell banks ("..." degreesC). Within "..." of completion of cell banking activities, at least "..." of the cell bank will be transferred for storage to a designated third party approved by EntreMed.

f) CBSI will perform the following tests on samples from the MCB and MWCB. CBSI and EntreMed will agree to suitable acceptance criteria for these tests:
              -    "..." ("...")
              -    "..." ("...")
              -    "..." ("...")

g) CBSI will submit samples of the MCB and MWCB to "..." to perform the following. CBSI and EntreMed will agree to suitable acceptance criteria for these tests:
              -    "..." ("...")
              -    "..." ("...")

h) CBSI will provide EntreMed with copies of the completed and approved batch records. CBSI will retain the originals in its archives.

i) "..." testing of the MCB and MWCB is not included in the scope of this proposal.

j) EntreMed is responsible for ensuring that the cell line supplied is suitable for the intended use.

Price
 "..."

            PRE-PRODUCTION ACTIVITIES

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                                   APPENDIX 1



            The objective of this activity is for CBSI to perform the following activities in preparation for cGMP manufacturing:

                  -     Develop and finalize process flow diagrams

                  -     Complete engineering for processes

                  -     Prepare specifications

                  -     Test and release all raw materials

                  -     Procure and release all necessary supplies

                  - Complete and qualify any necessary equipment modifications

                  - Prepare a detailed list of specifications, test methods, SOPs, protocols and manufacturing procedures

                  - Develop manufacturing procedures for implementation into the CBSI Batch Record/Manufacturing Execution System

                  - Set up to perform small scale runs, large scale demonstration runs, toxicology runs and large scale cGMP runs

            Price

            "..."(4)

            "..."





-----------------------------

            (4) "..."



                                    13 of 27
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                                   APPENDIX 1


            LARGE SCALE "..." DEMONSTRATION RUNS

                  - "..." demonstration runs and subsequent purification will be performed according to the procedures developed including any change in methods determined to be useful following "..." runs.

                  - Additional "..." demonstration runs may be needed if unforeseen scale-up issues arise ("...").

                  - Records for this stage of the process will be maintained using DRAFT cGMP documents (batch records and formulation records).

                  - Analytical assays will be preformed to verify product identity and quality on material from these demonstration runs using appropriate assays.

                  - Specific goals for yield and purity will be mutually agreed upon between EntreMed and CBSI based on early development results, clinical needs and project timelines.

                  The "..." scale activities will be performed in CBSI's large scale manufacturing area. Each manufacturing run is expected to require one week in the large-scale fermentation area and one-week in the large scale purification area. Any material produced during demonstration runs can be used for formulation, stability and other non-clinical activities.

                  Price

                   "..."

            IT IS ASSUMED THAT "..." DEMONSTRATION RUNS WILL BE SUFFICIENT TO ENSURE PROCESS OPERATION AND REPRODUCIBILITY.

            MILESTONE: AFTER COMPLETION OF DEMONSTRATION RUNS, CBSI AND ENTREMED WILL DETERMINE THAT USEABLE ANGIOSTATIN CAN BE PRODUCED AT LARGE SCALE BASED ON THE REVIEW OF DATA.

            IF THE MILESTONE IS NOT ACHIEVED AFTER "..." DEMONSTRATION RUNS, THE PARTIES AGREE TO MODIFY THE SCOPE TO ACCOMMODATE ADDITIONAL DEVELOPMENT WORK AND DEMONSTRATION RUNS TO ACHIEVE THE MILESTONE. THE COST FOR THE ADDITIONAL DEMONSTRATION RUNS IS "...".




                                    14 of 27
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                                   APPENDIX 1



            ASSAY QUALIFICATION

            The objective of this activity is to perform qualification of assays to assess the performance capability of the assays used in support of cGMP manufacturing and stability studies.

            EntreMed and CBSI will jointly determine the specific assays to be used for in-process control and Angiostatin release testing. The types of assays listed below will assess the identity, purity, strength and homogeneity of Angiostatin. The specific testing regimen will depend on the inherent properties of Angiostatin.

            This table lists the assays that may be employed for characterization, in-process control and release testing of Angiostatin.

-----------------------------------------------------------------------------------------
                 METHOD                                     COST FOR QUALIFICATION
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------
                  "..."                                             "..."
-----------------------------------------------------------------------------------------


            Price

            "..."

            "..."





                                    15 of 27
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                                   APPENDIX 1



            cGMP STABILITY STUDIES

            The objective of this activity is to perform studies on clinical material produced in cGMP runs. Activities include:

            - Evaluate final product configuration for stability in real time conditions at anticipated storage temperatures

            - Perform studies that at least cover the duration of the clinical trial


            The following table/schedule illustrates a clinical trial lasting "..." with expected storage at "...":

-------------------------------------------------------------------------------------------------------
                 T=0        T=1m            T=2m           T=3m           T=6m           T=9m
-------------------------------------------------------------------------------------------------------
"..." degrees C  "..."      "..."           "..."          "..."          "..."          "..."
-------------------------------------------------------------------------------------------------------
"..." degrees C  "..."      "..."           "..."          "..."          "..."          "..."
-------------------------------------------------------------------------------------------------------


            CBSI will prepare a report describing the stability data for Angiostatin.

            The duration of cGMP stability studies depends on study design and duration of clinical trial.

            Price

            "..."

            "..."




                                    16 of 27
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                                   APPENDIX 1



            REGULATORY SUPPORT SERVICES

            The objective of this activity is to support the regulatory aspects of manufacturing Angiostatin at the CBSI facility.

            The Regulatory support segment includes the following activities:

                  -     Prepare site documents

                  -     Prepare scale-up/development and other reports

                  -     Write the CMC sections for Phase I IND filing

                  - Respond to any questions related to manufacturing raised by regulatory authorities

                  -     Host any inspections


            Price

            "..."

            "...":      "..."

            "..."



                                    17 of 27
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                                   APPENDIX 1


            PROGRAM MANAGEMENT

            CBSI takes a Program Team approach to managing all manufacturing projects. The Program Team would consist of a CBSI Program Manager, a representative from EntreMed and CBSI representatives from process development, quality and manufacturing. The Program Team would meet weekly via teleconference or in person.

            The Executive Committee will meet on a monthly basis (or as required) to review Program progress, review budgetary progress and address any outstanding issues.

            The Program Manager is responsible for coordination of all technical aspects of the Program, including monitoring financial and temporal progress of the Program and submitting periodic reports.

            CBSI will provide a Program Manager for the duration of the project.

            Price

            "..."




            FILL/FINISH OF TOXICOLOGY MATERIAL

            The objective of this activity is to vial Angiostatin for toxicology studies.

                  - The fill concentration for Angiostatin toxicology material will be "..." in a formulation to be mutually determined.

                  - CBSI will perform "..." vial fills in "..." vials ("..." per vial).


            Price

             "..."










                                    18 of 27
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                                   APPENDIX 1



QA RELEASE TESTING OF VIALED CLINICAL MATERIAL

            The objective of this activity is to provide QC testing of vialed Angiostatin for use in human clinical studies.

                  -     Receive vialed Angiostatin from "...".

                  - Test vialed Angiostatin per Item Specifications to be determined. Testing to be performed by CBSI QC staff.

                  - Provide certificate of analysis, released by QA, for vialed Angiostatin.

            Price

            The price for this phase of the Program is "...".

            "..."


  SAMPLING OF LARGE SCALE DEMONSTRATION RUNS FOR DIAGNOSTIC PURPOSES

            The objective of this activity is to allow diagnostic assessment of the large scale production process for Angiostatin.

                  - Draw samples at appropriate process points during large scale demonstration runs for diagnostic assessment of Angiostatin activity
                  -     Ship samples to EntreMed for diagnostic assessment

            Price

            The price for sampling and shipping samples is "...".  "...".




                                    19 of 27
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     Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   APPENDIX 1


FINANCIAL SUMMARY FOR "..." COMPONENTS OF ANGIOSTATIN MANUFACTURING RELATED ACTIVITIES



------------------------------------------------------------------------------------------------------------
                           ANGIOSTATIN MANUFACTURING RELATED
                                        ACTIVITIES                                        "..."
------------------------------------------------------------------------------------------------------------

Technology Transfer                                                                                   "..."
------------------------------------------------------------------------------------------------------------

Cell Banking and Testing                                                                              "..."
------------------------------------------------------------------------------------------------------------

Pre-Production Activities                                                                             "..."
------------------------------------------------------------------------------------------------------------

Large Scale "..." Demonstration Runs                                                                  "..."
------------------------------------------------------------------------------------------------------------

Assay Qualification                                                                                   "..."
------------------------------------------------------------------------------------------------------------

cGMP Stability Studies (for estimated "...")                                                          "..."
------------------------------------------------------------------------------------------------------------

Regulatory Support                                                                                    "..."
------------------------------------------------------------------------------------------------------------

Project Management                                                                                    "..."
------------------------------------------------------------------------------------------------------------

Fill/Finish of Toxicology Material (for estimated "...")                                              "..."
------------------------------------------------------------------------------------------------------------

TOTAL                                                                                                 "..."
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
"...".
--------------------------------------------------------------------------------





                                    20 of 27
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     Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   APPENDIX 1



      ANGIOSTATIN LARGE SCALE PRODUCTION OF "..."

      MILESTONE: BEFORE INITIATING TOXICOLOGY MANUFACTURING, CBSI AND ENTREMED WILL DETERMINE THAT USEABLE ANGIOSTATIN CAN BE PRODUCED AT LARGE SCALE BASED ON THE REVIEW OF DATA FROM THE DEMONSTRATION RUNS.

            TOXICOLOGY MATERIAL MANUFACTURING

            The objective of this activity is to produce material for use in toxicology studies and to perform demonstration runs on the fermentation process.

            The "..."  MWCB will be used for manufacture of toxicology material.

            Draft cGMP documentation as prepared during pre-production activities will be used during production of toxicology material.

            The Quality department will release raw materials used for the manufacture of toxicology material.

            CBSI will perform the appropriate number of "..." fermentation runs in series with subsequent purification to produce approximately "..." of Angiostatin for toxicology studies. CBSI will use its best judgement to establish a manufacturing strategy in consultation with EntreMed.

            The Analytical Development Group will perform preliminary analysis of samples using appropriate assays.

            The Quality Assurance Group will not perform a formal review of documentation.

            Toxicology material will be released to EntreMed based on the Quality Control (QC) criteria listed below:

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."


            CBSI will provide EntreMed with copies of the documentation used during toxicology production. CBSI will retain the originals in its archives.

                                    21 of 27

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     Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   APPENDIX 1

            Estimated Price

            See "FINANCIAL SUMMARY FOR ANGIOSTATIN MANUFACTURING" on pages 26-27 for details

            Note:  If EntreMed requests "...".




                                    22 of 27
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     Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   APPENDIX 1



            CLINICAL TRIAL MATERIAL MANUFACTURING

            The objective of this activity is to produce cGMP quality material for use in Phase I clinical trials.

            The "..." MWCB will be used for cGMP manufacture of clinical material.

            cGMP documentation as prepared during pre-production activities and modified during demonstration runs will be adhered to and manufacturing will be performed under Quality Assurance oversight as described in the Quality Function section.

            CBSI will perform the appropriate number of "..." fermentation runs in series with subsequent purification to produce "..." of Angiostatin for clinical trials. CBSI will use its best judgement to establish a manufacturing strategy in consultation with EntreMed.

            Release criteria for clinical material is to be developed and agreed to before clinical trial material manufacturing.


            Note: When manufacturing clinical material, CBSI will follow current Good Manufacturing Practices. By testing this material against analytical specifications, CBSI will demonstrate this material meets specifications for purity and contamination levels. CBSI does not warrant that the material produced under cGMP will be biologically active. Clinical studies will be used to determine if the material is efficacious.


            Analytical methods to verify substance identity and quality will be performed by the QC department.

            CBSI will provide EntreMed with copies of the completed and approved batch records. All records will be in pre-approved cGMP documents subject to full QA review. CBSI will retain the originals in its archives.

            Estimated Price

            See "FINANCIAL SUMMARY FOR ANGIOSTATIN MANUFACTURING" on pages 26-27 for details

            Note:  If EntreMed requests "...".



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
            [ "..." indicates material has been omitted pursuant to a Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   APPENDIX 1



            QUALITY FUNCTION

            The objective of this activity is to provide Quality Control and Quality Assurance support for cGMP manufacturing activities. Activities include:

            - Provide support to ensure cGMP compliance of clinical material production.

            - Issue and maintain controlled documents such as item specifications and batch records.

            -     Prepare certificates of analysis.

            - Perform IPC and Product testing according to approved test methods and specifications.

            -     Characterize reference standard

            -     Compare Angiostatin to reference standard.

            - Review and approve completed production and environmental control records.

            -     Select, qualify and/or audit vendors, if necessary


            IPC and Product release tests may include the following methods:

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."

                  -     "..."


            Estimated Labor

            "...".

            Estimated Price

            See "FINANCIAL SUMMARY FOR ANGIOSTATIN MANUFACTURING" on pages 26-27 for details.



                                    24 of 27

            [ "..." indicates material has been omitted pursuant to a Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   APPENDIX 1


FINANCIAL SUMMARY FOR ANGIOSTATIN MANUFACTURING


Table 1

----------------------------------------------------------------------------------------------------------------------------
                                             Assumptions                                                   Price per run
----------------------------------------------------------------------------------------------------------------------------
1.     If the process requires:                                                                                "..."
       -     "..." for fermentation
       -     "..." for recovery and purification
----------------------------------------------------------------------------------------------------------------------------
2.     If the process requires:                                                                                "..."
       -     "..." for fermentation
       -     MORE THAN "..." AND LESS THAN OR EQUAL TO "..." for recovery and purification
----------------------------------------------------------------------------------------------------------------------------
3.     If the process requires:                                                                                "..."
       -     LESS THAN "..." for fermentation and/or
       -     LESS THAN "..." for recovery and purification
----------------------------------------------------------------------------------------------------------------------------
4.   If the process requires processing times greater than those indicated in 2. (above), then
      Parties agree that the process is economically unviable and agree to discuss how best to proceed.
----------------------------------------------------------------------------------------------------------------------------






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            [ "..." indicates material has been omitted pursuant to a
     Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   APPENDIX 1



The price for this section will be based on "...".  "...".

Table 2

--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------
           "..."                              "..."                       "..."                      "..."
--------------------------------------------------------------------------------------------------------------------------


Note:  If EntreMed requests "...".


"...".

--------------------------------------------------------------------------------
"...".
--------------------------------------------------------------------------------



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            [ "..." indicates material has been omitted pursuant to a
     Confidential Treatment Request, which the Company has filed separately with the Securities and Exchange Commission]

                                   APPENDIX 1



ESTIMATED PAYMENT SCHEDULE




----------------------------------------------------------------------------------------------------------------------
                        FINANCIAL SUMMARY                                                  PAYMENT SCHEDULE
----------------------------------------------------------------------------------------------------------------------
Angiostatin Process Development Activities                                                     "..."
----------------------------------------------------------------------------------------------------------------------

"..." Components of Angiostatin Manufacturing-Related Activites                                "..."
----------------------------------------------------------------------------------------------------------------------

Angiostatin Manufacturing                                                                      "..."
----------------------------------------------------------------------------------------------------------------------




ACCEPTANCE SIGNATURE


Signature below indicates acceptance of this scope of work.


COVANCE BIOTECHNOLOGY SERVICES INC.               ENTREMED, INC.



By: /s/  JOHN R. BROWN                            By: /s/ JOHN W. HOLADAY
   -------------------                               --------------------

Date: July 7, 1999                                Date: July 7, 1999
      ----------------------                            --------------------



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